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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

        In connection with the Annual Report of Penn National Gaming, Inc. (the "Company") on Form 10-K/A for the fiscal year ended December 31, 2014 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Saul V. Reibstein, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SAUL V. REIBSTEIN Saul V. Reibstein Chief Financial Officer March 7, 2016

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350